EXECUTIVE INVESTORS TRUST
               Supplement to Statement of Additional Information
                               dated May 1, 1995

The following should be added to the end of the section entitled "Investment Restrictions:"

          The Fund, on behalf of the Series, has filed the following undertaking to comply with requirements of a certain state in which shares of the Series are sold, which can be changed without shareholder approval: Each Series of the Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

                                                                October 13, 1995



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